UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2018

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

888-798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Bylaws

On February 16, 2018, the Board of Directors of the Company adopted amendments (the “Amendments”) to the Bylaws of the Company. The Amendments became effective immediately on their adoption. The Amendments:

•	Add provisions to Section 1 of Article II of the Bylaws that afford to the Board of Directors flexibility to move the date of the Annual Meeting; such flexibility may be necessary for the Board of Directors to accommodate various applicable state and federal filing deadlines.

•	Delete the provision in Section 1 of Article II of the Bylaws that “[a] Shareholder may demand a regular meeting be held pursuant to Wyoming law” inasmuch as a shareholder’s demand for a meeting according to Wyoming law is governed by Section 1 of Article II of the Bylaws and Wyo. Stat. Ann. §17-16-702 (LexisNexis 2018).

•	Correct Section 10.1 of Article II of the Bylaws to delete the provisions regarding cumulative voting in order to make the section conform to applicable provisions of the Wyoming Business Corporation Act, which provides, in pertinent part, that “[u]nless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.” Wyo. Stat. Ann. §17-16-728(a) (LexisNexis 2018).

•	Correct the provisions of Article VII to conform the description of the fiscal year to the Company’s fiscal year ending date of August 31.

The foregoing description of the revised Bylaws is qualified in its entirety by reference to the revised Bylaws, a copy of which is filed as an exhibit to this Form 8-K and is incorporated by reference in this Item 5.03.

Item 8.01 Other Events

2018 Annual Meeting of Stockholders; Date for Submission of Stockholder Proposals

The Company currently intends to hold its annual meeting of stockholders on April 13, 2018 (the “2018 Annual Meeting”). The exact time and location of the 2018 Annual Meeting will be specified in the Company’s proxy statement for the 2018 Annual Meeting.

Inasmuch as the 2018 Annual Meeting is the first annual meeting following the initial public offering of our common stock, a stockholder’s proposal for matters to be addressed at the 2018 Annual Meeting shall be timely if delivered to the Secretary not later than the close of business on the 10th day following the day on which public announcement of the date of the Annual Meeting is first made or sent by the company. Accordingly, such proposals must be received by the Secretary of the Company at the Company’s principal executive offices at 1 Venture, Suite 150, Irvine, CA 92618, within 10 days of the filing of this Form 8-K, i.e., by the close of business on Monday, March 5, 2018. Such proposals also must comply with the applicable requirements of Rule 14A-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.2	Bylaws of ShiftPixy, Inc., as amended through February 16, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: February 21, 2018	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director

3